SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 26, 2000

ASSET  BACKED  FUNDING  CORPORATION,  (as  depositor  under the Pooling and
Servicing  Agreement,  dated May 1, 2000,  providing  for the issuance of C-BASS
2000-CB2 Trust,   C-BASS  Mortgage  Loan  Asset-Backed   Certificates,   Series
2000-CB2).

                        ASSET  BACKED  FUNDING  CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     333-32857-03               75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tryon Street
Charlotte, North Carolina                                         28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (704) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS 2000-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB2 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2000 ( the "Agreement"), among Asset Backed Funding Corp., as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan
Bank,   as  Trustee.  On  December 26, 2000  distributions  were  made  to  the
Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 26, 2000, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date: January 2, 2001             By:  /s/ Karen Dobres
                                        Karen Dobres
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         December 26, 2000

                                  Exhibit 99.1

                         Statement to Certificateholders
                                December 26, 2000


                         C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                 December 26, 2000


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                                   ENDING
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
T11     317,509,303.29    317,509,303.29         0.00        0.00          0.00            0.00       0.00         317,509,303.29
T12       3,243,820.00      3,243,820.00         0.00        0.00          0.00            0.00       0.00           3,243,820.00
T13       3,243,820.00      3,243,820.00         0.00        0.00          0.00            0.00       0.00           3,243,820.00
T14      15,816,487.26     15,816,487.26         0.00        0.00          0.00            0.00       0.00          15,816,487.26
T15       1,910,699.56      1,910,699.56         0.00        0.00          0.00            0.00       0.00           1,910,699.56
T16       1,525,648.80      1,525,648.80         0.00        0.00          0.00            0.00       0.00           1,525,648.80
T22       3,243,820.00      3,243,820.00         0.00        0.00          0.00            0.00       0.00           3,243,820.00
T23       3,243,820.00      3,243,820.00         0.00        0.00          0.00            0.00       0.00           3,243,820.00
T24      15,816,487.26     15,816,487.26         0.00        0.00          0.00            0.00       0.00          15,816,487.26
T25       1,910,699.56      1,910,699.56         0.00        0.00          0.00            0.00       0.00           1,910,699.56
TOTALS  367,464,605.73    367,464,605.73         0.00        0.00          0.00            0.00       0.00         367,464,605.73
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                         CURRENT                           CURRENT
            PRINCIPAL                                                      PRINCIPAL                         PASS-THRU
CLASS       FACTOR              PRINCIPAL       INTEREST         TOTAL       FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
T11        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T11             9.318000%
T12        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T12             9.318000%
T13        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T13             9.318000%
T14        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T14             9.318000%
T15        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T15             9.318000%
T16        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T16             9.318000%
T22        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T22             9.318000%
T23        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T23             9.318000%
T24        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T24             9.318000%
T25        1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000         T25             9.295000%
TOTALS     1,000.00000000      0.00000000     0.00000000     0.00000000  1,000.00000000
-------------------------------------------------------------------------------------------   -----------------------------------
TOTALS        1,000.000000        0.000000       0.000000       0.000000    1,000.000000
-------------------------------------------------------------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------



                                      -6-


                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   December 26, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                                ENDING
            FACE            PRINCIPAL                                                      REALIZED   DEFERRED    PRINCIPAL
CLASS       VALUE           BALANCE            PRINCIPAL       INTEREST        TOTAL         LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1F        76,500,000.00     65,723,492.21    1,709,049.42       362,004.08    2,071,053.50   0.00     0.00     64,014,442.79
A2F        40,303,000.00     40,303,000.00            0.00       278,762.42      278,762.42   0.00     0.00     40,303,000.00
A1A       152,564,000.00    137,897,669.74    2,549,736.31       780,644.45    3,330,380.76   0.00     0.00    135,347,933.43
M1         18,800,000.00     18,800,000.00            0.00       136,613.33      136,613.33   0.00     0.00     18,800,000.00
M2         21,274,000.00     21,274,000.00            0.00       154,591.07      154,591.07   0.00     0.00     21,274,000.00
B          14,950,000.00     14,950,000.00            0.00       108,636.67      108,636.67   0.00     0.00     14,950,000.00
R2                  0.00              0.00            0.00             0.00            0.00   0.00     0.00              0.00
N          14,300,000.00     10,811,959.32      558,450.97        72,079.73      630,530.70   0.00     0.00     10,253,508.35
TOTALS    338,691,000.00    309,760,121.27    4,817,236.70     1,893,331.75    6,710,568.45   0.00     0.00    304,942,884.57
X                   0.00              0.00            0.00             0.00            0.00   0.00     0.00              0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1F        859.13061712   22.34051529      4.73207948      27.07259477       836.79010183       A1F             6.837500
A2F      1,000.00000000    0.00000000      6.91666675       6.91666675     1,000.00000000       A2F             8.300000
A1A        903.86768661   16.71256856      5.11683261      21.82940117       887.15511805       A1A             7.027500
M1       1,000.00000000    0.00000000      7.26666649       7.26666649     1,000.00000000       M1              8.720000
M2       1,000.00000000    0.00000000      7.26666682       7.26666682     1,000.00000000       M2              8.720000
B        1,000.00000000    0.00000000      7.26666689       7.26666689     1,000.00000000       B               8.720000
N          756.08107133   39.05251538      5.04054056      44.09305594       717.02855594       N               8.000000
TOTALS     914.58031442   14.22310218      5.59014485      19.81324703       900.35721224    ------------------------------------
-------------------------------------------------------------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                     -7-



                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
                                                   December 26, 2000




Sec. 4.06 Class N Beginning Balance                                                     10,811,959.32
Sec. 4.06 Class N Interest Accrued and Paid                                                 72,079.73
Sec. 4.06 N Class Principal Reduction                                                      558,450.97
Sec. 4.06 Total Payment to the N Class                                                     630,530.70
Sec. 4.06 Class N Ending Balance                                                        10,253,508.35

Sec. 4.06(iii) O/C Amount                                                               19,243,550.79
Sec. 4.06(iii) Targeted O/C Amount                                                      19,243,550.79
Sec. 4.06(iii) O/C Deficiency Amount                                                             0.00
Sec. 4.06(iii) O/C Release Amount                                                                0.00

Sec. 4.06(iv) Servicing Compensation                                                             0.00
Sec. 4.06(iv) PMI Fee                                                                       37,054.13
Sec. 4.06(iv) Servicing Fee                                                                132,579.88
Sec. 4.06(iv) Special Servicing Fee Accrued                                                104,100.00
Sec. 4.06(iv) Special Servicing Fee Paid                                                   104,100.00

Sec. 4.06(v) Current Advances                                                                    0.00

Sec. 4.06(vi) Collateral Balance Group 1 Total                                         178,554,816.30
Sec. 4.06(vi) Collateral Balance Group 1 Sub-Group 1                                     7,400,941.54
Sec. 4.06(vi) Collateral Balance Group 1 Sub-Group 2                                   171,153,874.76
Sec. 4.06(vi) Collateral Balance Group 2 Total                                         135,378,110.71

Sec. 4.06(vii) Total Beginning Number of Loans                                               3,528.00
Sec. 4.06(vii) Group 1A Beginning Number of Loans                                              126.00
Sec. 4.06(vii) Group 1B Beginning Number of Loans                                            2,029.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                       2,155.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                       1,373.00

Sec. 4.06(vii) Total Ending Number of Loans                                                  3,479.00
Sec. 4.06(vii) Group 1A Ending Number of Loans                                                 124.00
Sec. 4.06(vii) Group 1B Ending Number of Loans                                               2,008.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                          2,132.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                          1,347.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                                     10.15%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                                            9.98%
Sec. 4.06(vii) Group 1A Weighted Average Mortgage Rate                                           8.27%
Sec. 4.06(vii) Group 1B Weighted Average Mortgage Rate                                          10.05%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                                           10.38%

Sec. 4.06(vii)Group 1A Weighted Average Term to Maturity                                      275.00
Sec. 4.06(vii)Group 1B Weighted Average Term to Maturity                                      286.00
Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                       285.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                       323.00







                                      -8-


                            C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
                                                   December 26, 2000



Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month       163            9,851,178.71             5.52 %
                    2 Month        81            5,996,998.63             3.36 %
                    3 Month       608           39,493,509.54            22.12 %
                     Total        852           55,341,686.88              31 %

                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month        76             7,030,920.89             5.19 %
                    2 Month        45             5,208,490.55             3.85 %
                    3 Month       364            34,116,395.87             25.2 %
                     Total        485            46,355,807.31           34.24 %

                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month        239          16,882,099.60             5.38 %
                    2 Month        126          11,205,489.18             3.57 %
                    3 Month        972          73,609,905.41            23.45 %
                    Total        1,337         101,697,494.19            32.4 %


Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 1A                                12.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 1A                          615,156.52
Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 1B                               151.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 1B                        9,236,022.19
Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 2                                 76.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 2                         7,030,920.89

Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 1A                                 9.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 1A                          698,430.94
Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 1B                                72.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 1B                        5,298,567.69
Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 2                                 45.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 2                         5,208,490.55

Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 1A                               30.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 1A                       2,217,806.51
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 1B                              578.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 1B                      37,275,703.03
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 2                               364.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 2                       34,116,395.87



Sec. 4.03(viii)Loans in Foreclosures
          Loans in Foreclosure

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  116           9,931,025.84            5.56%

                                              Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   74           7,221,202.17            5.33%

                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  190           17,152,228.01           5.46%
        `
Sec. 4.06(viii) Number of Foreclosures in Group 1A                                              9.00
Sec. 4.06(viii) Balance of Foreclosures in Group 1A                                       698,434.19
Sec. 4.06(viii) Number of Foreclosures in Group 1B                                            107.00
Sec. 4.06(viii) Balance of Foreclosures in Group 1B                                     9,232,591.65
Sec. 4.06(viii) Number of Foreclosures in Group 2                                              74.00
Sec. 4.06(viii) Balance of Foreclosures in Group 2                                      7,221,202.17


                                      -9-

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
                                                   December 26, 2000

Sec. 4.03(viii)Loans in Bankruptcy

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  206           12,088,913.24           6.77%


                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  148           13,616,588.41           10.06%


                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  354           25,705,501.65           8.19%


Sec. 4.06(viii) Number of Bankruptcies in Group 1A                                      15.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 1A                                916,118.89
Sec. 4.06(viii) Number of Bankruptcies in Group 1B                                     191.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 1B                             11,172,794.35
Sec. 4.06(viii) Number of Bankruptcies in Group 2                                      148.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 2                              13,616,588.41




Sec. 4.03(ix)Loans in REO
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  11            598,268.12              0.34%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  11           902,313.67               0.67%

                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  22            1,500,581.79            0.48%


Sec. 4.06(viii) Number of Reo's in Group 1A                                             0.00
Sec. 4.06(viii) Balance of Reo's in Group 1A                                            0.00
Sec. 4.06(viii) Number of Reo's in Group 1B                                            11.00
Sec. 4.06(viii) Balance of Reo's in Group 1B                                      598,268.12
Sec. 4.06(viii) Number of Reo's in Group 2                                             11.00
Sec. 4.06(viii) Reo's in Group 2                                                  902,313.67

Sec. 4.06(x) Sec. 4.06(x) REO Book Value
Sec. 4.06(viii) REO Book Value Group 1A                                                 0.00
Sec. 4.06(viii) REO Book Value Group 1B                                           598,268.12
Sec. 4.06(viii) REO Book Value Group 2                                            902,313.67

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1A                                                     30,510.23
Principal Prepayments Group 1B                                                  1,503,243.35
Principal Prepayments Group 2                                                   2,427,459.01

Sec. 4.06(xii) Prepayment Penalties/Premiums                                       76,562.62

Sec. 4.06(xii) Realized Losses
Realized Losses Incurred in Group 1A                                                    0.00
Realized Losses Incurred in Group 1B                                               40,715.98
Realized Losses Incurred in Group 3                                                   157.28

Cummulative Realized Losses Incurred in Group 1A                                        0.00
Cummulative Realized Losses Incurred in Group 1B                                   63,101.04
Cummulative Realized Losses Incurred in Group 2                                    22,501.98

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B Unpaid Realized Loss Amount                                      0.00
Sec. 4.02(xiv) Class B Applied Realized Loss Amortization Amount                        0.00



                                                -10-

                             C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
                                                   December 26, 2000



Sec. 4.06(xvi) Net Prepayment Interest Shortfalls                                        0.00

Sec. 4.06(xix) Trustee Fee Paid                                                      2,121.28

Sec. 4.06(xx)Libor Carryover Amount - Class A-1F                                         0.00
Sec. 4.06(xx)Unpaid Libor Carryover Amount - Class A-1F                                  0.00

Sec. 4.06(xx)Libor Carryover Amount - Class A-1A                                         0.00
Sec. 4.06(xx)Unpaid Libor Carryover Amount - Class A-1A                                  0.00

Sec. 4.06(xv) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                                      0.00
Class A1F Unpaid Interest Shortfall                                                      0.00
Class A2F Unpaid Interest Shortfall                                                      0.00
Class M1 Unpaid Interest Shortfall                                                       0.00
Class M2 Unpaid Interest Shortfall                                                       0.00
Class B Unpaid Interest Shortfall                                                        0.00
Class N Unpaid Interest Shortfall                                                        0.00

Sec. 4.06(xv) Has the Trigger Event Occured                                               YES

Cummulative Realized Losses as a Percentage of Original Collateral Balance              0.00 %

Sec. 4.06(xxi) Available Funds by Group
Available Funds                                                                  6,740,227.11
Interest Remittance Amount                                                       2,522,314.63
Principal Remittance Amount                                                      4,217,912.48

Sec. 4.06(xxvi) HLTV Reserve Account
Beginning Balance                                                                  140,878.14
Total Deposits to the HLTV Reserve Account                                               0.00
Transfer from HLTV Reserve Account                                                       0.00
Ending Balance                                                                     140,878.14

Sec. 4.06 Class N Interest Shortfall Account
Beginning Balance                                                                  275,000,00
Proceeds from Permitted Investments                                                      0.00
Unpaid Interest Payments Made to the N Class                                             0.00
Ending Balance                                                                     275,000.00

Sec 4.06 Repurchased Principal                                                           0.00

Sec 4.06 Class X Distributable Amount                                                    0.00

